SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 19, 2003



                                MORGAN STANLEY
            (Exact name of Registrant as specified in its Charter)




                                                        Delaware
                                                (State of Incorporation)


                         1-11758                                                  36-3145972
                 (Commission File Number)                                  (IRS Employer Id. Number)


                      1585 Broadway                                                  10036
                    New York, New York                                            (Zip Code)
         (Address of principal executive offices)

                                                       (212) 761-4000
                                      (Registrant's telephone number, including area code)


                                                        Not Applicable
                                 (Former Name or Former Address, If Changed Since Last Report)

Item 5.       Other Events

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83616) of Morgan Stanley (the "Company").

         On February 19, 2003, the Company executed an Underwriting Agreement (the "U.S. Dollar Notes Underwriting Agreement") with Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Blaylock & Partners, L.P., Commerzbank Capital Markets Corp., Credit Lyonnais Securities (USA) Inc., Danske Markets Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, KBC Financial Products USA Inc., Loop Capital Markets, RBC Dominion Securities Corporation, Santander Central Hispano Investment Securities Inc., SunTrust Capital Markets, Inc., Utendahl Capital Partners, L.P., Wachovia Securities, Inc. and The Williams Capital Group, L.P. Pursuant to the U.S. Dollar Notes Underwriting Agreement, the Company will issue $2,000,000,000 in aggregate principal amount of 5.30% Notes Due 2013 (the "5.30% Notes"). The form of 5.30% Notes is filed as an exhibit hereto.

         On February 21, 2003, the Company executed an Underwriting Agreement (the "Euro Notes-Sterling Notes Underwriting Agreement") with Morgan Stanley & Co. Incorporated, ABN AMRO Bank N.V., Banca IMI S.p.A., Banco Santander Central Hispano, S.A., Bank Brussels Lambert S.A., Commerzbank Aktiengesellschaft, Credit Agricole Indosuez, Credit Lyonnais, Danske Bank A/S, HSBC Bank plc, KBC Bank NV, Mizuho International plc, Royal Bank of Canada Europe Limited, The Royal Bank of Scotland plc, Tokyo-Mitsubishi International plc, UFJ International plc and WestLB AG. Pursuant to the Euro Notes-Sterling Notes Underwriting Agreement, the Company will issue
(euro)850,000,000 in aggregate principal amount of 4.375% Notes Due 2010 (the "4.375% Notes") and (pound)300,000,000 in aggregate principal amount of 5.375% Notes Due 2013 (the "5.375% Notes"). The form of 4.375% Notes and form of 5.375% Notes are filed as exhibits hereto.

Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      4(eee)         Form of 5.30% Note Due 2013 of Morgan Stanley

         4(fff)         Form of 4.375% Note Due 2010 of Morgan Stanley

         4(ggg)         Form of 5.375% Note Due 2013 of Morgan Stanley

                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             MORGAN STANLEY


                             By:  /s/ Martin M. Cohen
                                 ---------------------------------------
                                 Name:  Martin M. Cohen
                                 Title: Assistant Secretary and Counsel



Date:  February 26, 2003

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549













                                MORGAN STANLEY













                                   EXHIBITS
                             TO CURRENT REPORT ON
                       FORM 8-K DATED FEBRUARY 19, 2003
















                                               Commission File Number 1-11758

Exhibit No.                Description

4(eee)                     Form of 5.30% Note Due 2013 of Morgan Stanley

4(fff)                     Form of 4.375% Note Due 2010 of Morgan Stanley

4(ggg)                     Form of 5.375% Note Due 2013 of Morgan Stanley